UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 2, 2001

                            ONLINE PRODUCTION SERVICES INC.
             (Exact name of Registrant as specified in its charter)


Nevada                                  000-27111                  91-1833963
(State or other jurisdiction      (Commission File No.)          (IRS Employer
of incorporation)                                            Identification No.)

Suite 208-2323 Boundary Road Vancouver BC Canada                V5M 4V8
 (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (604) 205-5107

                                 Not Applicable
          (Former name or former address if changed since last report)


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     On January 19, 2001 the Registrant completed the acquisition of four private companies from Michael Scott Edwards ("MSE")pursuant to an Acquisition Agreement dated January 12, 2001 among the Registrant, MSE and Talent Bridge International LLC, a Nevada company, Talent Bridge International Inc., a British Columbia company, Bookedbyus.com Ltd., a Bermuda company, and Monarch Software Inc., a British Columbia company (collectively referred to as the "TBI Group"). Under the terms of the Acquisition Agreement, MSE transfered all of the issued and outstanding shares in the TBI Group to the Registrant in consideration of the issuance to him and parties related to him of 13,004,677 Class A Common Stock shares in the capital of the Registrant, representing 40% of the issued and outstanding capital of the Registrant on a fully diluted basis. MSE was nominated to the Board of Directors of the Registrant effective January 25, 2001, filling an existing vacancy and was appointed Chief Executive Officer of the Registrant.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     See ITEM 1. above.

ITEM 5. OTHER EVENTS

     On January 19, 2001, Fox Productions Inc. and Snow Lion Entertaiment Group (Canada) Inc., both shareholders of the Registrant, agreed to forgive US$268,723 and US$81,743 respectively in shareholder loans owing to them by the Registrant in return for the issuance of 3,838,899 and 1,167,763 Class A Common Stock of the Registrant respectively.

     In addition, Terry Roycroft resigned as a director and officer of the Registrant effective January 25, 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION

(a)  Financial Statements of Business to be Acquired

(b)  Pro Forma Financial Information

     The financial statements required by Items 7(a) and (b) shall be filed by the Registrant not later than sixty (60) days after the date that this Current Report on Form 8-K was required to be filed.

(c)  Exhibits

     1.1 Acquisition Agreementdated January 12, 2001 among the Registrant, Michael Edwards, Talent Bridge International LLC, Talent Bridge International Inc., Bookedbyus.com Ltd and Monarch Software Inc.

     5.1 Registrant's press release dated January 26, 2001.



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* Filed herewith



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:                                ONLINE PRODUCTION SERVICES INC.
February 2, 2001                    ------------------------------------------
-------------------------                (Registrant)



                                     By:  /s/ Aerock Fox
                                          --------------------------------------
                                          Aerock Fox
                                          Chairman


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